UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2022

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On November 16, 2022, HQ Snelling Corporation ("HQ Snelling"), a wholly-owned subsidiary of HireQuest, Inc. (the "Company"), entered into a definitive Asset Purchase Agreement (the "Purchase Agreement") with MRI Network Holdings, Inc., Management Recruiters International, Inc., MRI International, LLC, and MRI Contract Staffing, LLC (collectively, the "Sellers"), and Bert Miller, as the Sellers' Representative.

Pursuant to the Purchase Agreement, HQ Snelling will acquire certain assets and assume certain liabilities of the Sellers (such acquisition and assumption, the "Transaction"), for a purchase price of $13.5 million, subject to cash adjustments at closing for certain net working capital assets and liabilities and an escrow of $800,000. Of the $13.5 million purchase price, $500,000 is contingent upon the Sellers’ assets producing at least 95% percent of the trailing twelve month revenue in the first year following closing.

Consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions including, without limitation, the accuracy (in certain cases subject to a materiality qualifier) of each party's representations and warranties, the performance by each party in all material respects of their obligations under the Purchase Agreement, and the delivery by each party of standard documents, certificates, and resolutions authorizing and evidencing the Transaction. There also shall not have been any Material Adverse Effect, as defined in the Purchase Agreement. In addition, Buyer shall have entered into employment or consulting agreements with a small number of key employees and shall have entered into an agreement with People 2.0 to provide certain services to acquired franchisees. The Transaction will be financed with cash-on-hand and existing credit facilities and is not subject to any financing condition. Subject to the satisfaction or waiver of the conditions above, the closing of the Transaction is expected to occur in December 2022.

The Purchase Agreement contains customary representations, warranties, covenants, and termination rights. The parties have agreed to customary indemnification rights subject to certain deductibles and caps.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties, and covenants made by the parties in the Purchase Agreement: (a) were made solely for the benefit of the parties to the Purchase Agreement; (b) are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; (c) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing matters as facts; and (d) are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on any representations, warranties, or covenants contained in the Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, HQ Snelling, or the Sellers or any of their respective subsidiaries or affiliates. Information concerning the subject matter of any such representations, warranties, and covenants may change after the date of the Purchase Agreement. Accordingly, investors should read the representations and warranties in the Purchase Agreement not in isolation, but only in conjunction with the other information about the Company that it includes in reports, statements, and other filings it makes with the Securities and Exchange Commission ("SEC").

Item 7.01         Regulation FD Disclosure

On November 16, 2022, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). In addition, the information included in Exhibit 99.1 shall not be deemed to have been incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of such information.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

2.1          Asset Purchase Agreement dated November 16, 2022 between and among MRI Network Holdings, LLC, Management Recruiters International, Inc., MRI International, LLC, MRI Contract Staffing, LLC, Bert Miller, as Sellers’ Representative, and HQ Snelling Corporation.
99.1        Press Release dated November 16, 2022 (furnished only).
104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and the Exhibits attached hereto and furnished herewith, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the Purchase Agreement, the acquisition of certain assets of the Sellers, and the expected benefits from such Transaction including when and whether the Transaction will close, the potential benefits of additional franchised offerings and exposure to additional segments in the staffing industry, the interactions between a new franchised offering and the Company’s existing franchised offerings, increased earnings, revenue, and scale, and the effects of expanded scale. All statements other than statements of historical facts contained herein, including the statements identified in the preceding sentence and other statements regarding our future financial position and results of operations, liquidity, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The words “expect,” “intend,” “anticipate,” “will,” “believe,” “may,” “estimate,” “continue,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” and similar expressions as they relate to the Company, HQ Snelling, or the Sellers, are intended to identify forward-looking statements. We have based these forward-looking statements largely on management’s expectations and projections regarding future events and financial trends that we believe may affect our financial condition, operating performance, business strategy, and financial needs. These forward-looking statements involve a number of risks and uncertainties.

Important factors that could cause actual results to differ materially from these forward-looking statements include: the possibility that the asset acquisition will not close including without limitation, due to the failure to satisfy any closing conditions; the possibility that the anticipated benefits of the asset acquisition will not be realized or will not be realized within the expected time period; the risk that Sellers' business may not be integrated successfully and disruption from the acquisition may make it more difficult to maintain business and operational relationships; and several other factors.

Further information on risks we face is detailed in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended December 31, 2021, and our quarterly reports on Form 10-Q filed since that date, and will be contained in our SEC filings in connection with this acquisition. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligations to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may otherwise be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: November 16, 2022	/s/ John McAnnar
John McAnnar
Chief Legal Officer, Vice President, and Corporate Secretary